UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07142

HIGHLAND FUNDS II

(Exact name of registrant as specified in charter)

2515 McKinney Avenue

Suite 1100

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

Highland Capital Management Fund Advisors, L.P.

2515 McKinney Avenue

Suite 1100

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: September 30

Date of reporting period: March 31, 2021

Item 1.	Reports to Stockholders.

A copy of the Semi-Annual Reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

Highland Funds II

Highland Small-Cap Equity Fund

Semi-Annual Report

March 31, 2021

Highland Funds II

Highland Small-Cap Equity Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

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A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

FUND PROFILE (unaudited)

Highland Small-Cap Equity Fund

Objective

Highland Small-Cap Equity Fund seeks long-term growth of capital.

Net Assets as of March 31, 2021

$15.1 million

Portfolio Data as of March 31, 2021

The information below provides a snapshot of Highland Small-Cap Equity Fund at the end of the reporting period. Highland Small-Cap Equity Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sector Classifications as of 03/31/2021 (%)(1)

Real Estate	26.2
Financials	17.6
Healthcare	17.4
Materials	10.7
Industrials	5.7
Energy	4.7
Consumer Discretionary	2.6
Utilities	1.3
Communication Services	0.6
Information Technology	(15.1)
Other Investments and Assets & Liabilities	28.3

Top 10 Holdings as of 03/31/2021 (%)(1)(2)

Braemar Hotels & Resorts 5.50%, (Preferred Stock)	12.8
NexPoint Strategic Opportunities Fund (Registered Investment Company)	8.9
NexPoint Residential Trust (Common Stock)	8.5
MPM Holdings, Inc. (Common Stock)	8.3
Eurobank Ergasias Services and Holdings (Common Stock)	8.0
Alpha Bank AE (Common Stock)	5.7
Coherus Biosciences, Inc. (Common Stock)	3.6
Alteryx (Common Stock)	3.0
Paratek Pharmaceuticals, Inc. (Common Stock)	3.0
Surgery Partners, Inc. (Common Stock)	2.7

(1)	Industries and holdings are calculated as a percentage of total net assets.

(2)	Excludes cash equivalents.

Semi-Annual Report	1

FINANCIAL STATEMENTS (unaudited)

March 31, 2021	Highland Small-Cap Equity Fund

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statements of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

2	Semi-Annual Report

INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2021	Highland Small-Cap Equity Fund

Shares		Value ($)

Common Stocks - 77.9%

COMMUNICATION SERVICES - 0.6%
3,227	Sinclair Broadcast Group, Inc., Class A	94,422

CONSUMER DISCRETIONARY - 2.6%
4,204	Genesco, Inc. (a)	199,690
1,635	LKQ Corp. (a)	69,209
1,388	Oxford Industries, Inc.	121,339

		390,238

ENERGY - 1.6%
2,970	Dril-Quip, Inc. (a)	98,693
17,344	NexTier Oilfield Solutions (a)	64,520
4,599	SM Energy	75,285

		238,498

FINANCIALS - 17.6%
3,075,000	Alpha Bank AE ADR (a)	861,000
133	Ashford (a)	1,180
4,419	CIT Group, Inc.	227,623
3,100,000	Eurobank Ergasias Services and Holdings ADR (a)	1,209,000
3,032	First Horizon	51,273
6,486	KKR & Co., Inc., Class A	316,841

		2,666,917

HEALTHCARE - 17.4%
9,898	Aerie Pharmaceuticals, Inc. (a)(b)	176,877
7,817	Amicus Therapeutics, Inc. (a)	77,232
172	Charles River Laboratories International, Inc. (a)	49,851
37,000	Coherus Biosciences, Inc. (a)(b)	540,570
7,399	Collegium Pharmaceutical, Inc. (a)	175,356
23,381	Heron Therapeutics, Inc. (a)(b)	379,006
2,766	Intersect ENT, Inc. (a)	57,754
3,814	MEDNAX, Inc. (a)(b)	97,143
193	Molina Healthcare, Inc. (a)	45,116
1,135	NuVasive, Inc. (a)	74,410
631	Pacira BioSciences, Inc. (a)(b)	44,227
64,770	Paratek Pharmaceuticals, Inc. (a)(b)	457,276
360	PRA Health Sciences, Inc. (a)	55,199
9,323	Surgery Partners, Inc. (a)	412,636

		2,642,653

INDUSTRIALS - 5.7%
2,138	CoreLogic, Inc.	169,436
6,475	JetBlue Airways Corp. (a)	131,702
13,773	Luxfer Holdings	293,089
4,163	Resources Connection, Inc.	56,367
947	Science Applications International Corp.	79,160
308	Teledyne Technologies, Inc. (a)(b)	127,404

		857,158

INFORMATION TECHNOLOGY - 7.0%
5,550	Alteryx, Class A (a)	460,428
6,084	Avaya Holdings Corp. (a)	170,535
2,544	Cornerstone OnDemand, Inc. (a)	110,868
4,944	Ebix, Inc. (b)	158,356
1,470	SS&C Technologies Holdings, Inc.	102,709

Shares		Value ($)

INFORMATION TECHNOLOGY (continued)
1,619	Teradata Corp. (a)	62,396

		1,065,292

MATERIALS - 10.7%
12,072	Loma Negra Cia Industrial Argentina ADR	76,416
250,000	MPM Holdings, Inc. (a)(c)	1,250,000
694	Quaker Chemical Corp. (b)	169,176
1,527	Sensient Technologies Corp.	119,106

		1,614,698

REAL ESTATE - 13.4%
7,349	Ashford Hospitality Trust, REIT	21,680
24,250	Independence Realty Trust, Inc., REIT	368,600
27,757	NexPoint Residential Trust, REIT(d)	1,279,320
12,277	RAIT Financial Trust, REIT (a)(e)(f)	—
6,614	RLJ Lodging Trust, REIT	102,385
10,266	Spirit MTA, REIT (a)	7,880
6,034	Spirit Realty Capital, Inc., REIT	256,445

		2,036,310

UTILITIES - 1.3%
50,783	Central Puerto ADR (a)	114,770
1,157	NRG Energy, Inc.	43,654
2,105	Vistra Energy Corp.	37,216

		195,640

	Total Common Stocks (Cost $13,193,310)	11,801,826

Preferred Stock - 12.8%

REAL ESTATE - 12.8%
88,079	Braemar Hotels & Resorts, REIT 5.50% (a)(g)	1,935,095

	Total Preferred Stock (Cost $1,334,943)	1,935,095

Registered Investment Companies - 10.9%
39,647	Highland Global Allocation Fund (d)	305,678
118,673	NexPoint Strategic Opportunities Fund (d)	1,351,686

	Total Registered Investment Companies (Cost $2,779,797)	1,657,364

Master Limited Partnerships - 3.1%

ENERGY - 3.1%
32,972	Energy Transfer LP	253,225
3,309	Plains All American Pipeline LP	30,112
10,392	Western Midstream Partners LP	193,187

	Total Master Limited Partnerships (Cost $618,101)	476,524

See Glossary on page 5 for abbreviations along with accompanying Notes to Financial Statements.	3

INVESTMENT PORTFOLIO (unaudited) (concluded)

As of March 31, 2021	Highland Small-Cap Equity Fund

Principal Amount ($)		Value ($)

Repurchase Agreements (h)(i) - 1.7%
249,000	RBC Dominion Securities 0.010%, dated 03/31/2021 to be repurchased on 04/01/2021, repurchase price $249,000 (collateralized by U.S. Government obligations, ranging in par value $0 - $76,457, 0.000% - 8.000%, 05/06/2021 - 03/01/2051; with total market value $253,980)	249,000
2,654	Citigroup Global Markets 0.010%, dated 03/31/2021 to be repurchased on 04/01/2021, repurchase price $2,654 (collateralized by U.S. Government obligations, ranging in par value $0 - $2,260, 0.125% - 3.000%, 07/15/2029 - 02/15/2051; with total market value $2,707)	2,654

	Total Repurchase Agreements (Cost $251,654)	251,654

Shares

Cash Equivalents - 3.6%

MONEY MARKET FUND (j) - 3.6%
537,806	Dreyfus Treasury & Agency Cash Management, Institutional Class 0.020%	537,806

	Total Cash Equivalents (Cost $537,806)	537,806

Total Investments - 110.0%		16,660,269

(Cost $18,715,611)

Securities Sold Short - (22.1)%

Common Stocks - (22.1)%

INFORMATION TECHNOLOGY - (22.1)%
(3,460)	Coupa Software (k)	(880,501)
(17,000)	Sailpoint Technologies Holdings (k)	(860,880)
(5,000)	Zoom Video Communications, Class A (k)	(1,606,450)

	Total Common Stocks (Proceeds $2,184,353)	(3,347,831)

	Total Securities Sold Short - (22.1)% (Proceeds $2,184,353)	(3,347,831)

Other Assets & Liabilities, Net - 12.1% (l)		$1,829,665

Net Assets - 100.0%		$15,142,103

(a)	Non-income producing security.
(b)

Securities (or a portion of securities) on loan. As of March 31, 2021, the fair value of securities loaned was $1,757,047. The loaned securities were secured with cash and/or securities collateral of $1,792,740. Collateral is calculated based on prior day’s prices.

(c)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Board. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Period End	Percent of Net Assets
MPM Holdings, Inc.	Common Stock	5/15/2019	$—	$1,250,000	8.3%

(d)	Affiliated issuer. Assets with a total aggregate fair value of $2,936,684, or 19.4% of net assets, were affiliated with the Fund as of March 31, 2021.
(e)

Securities with a total aggregate value of $0, or 0.0% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(f)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $0, or 0.0% of net assets, were fair valued under the Fund’s valuation procedures as of March 31, 2021. Please see Notes to Financial Statements.

(g)	Perpetual security with no stated maturity date.
(h)	Tri-Party Repurchase Agreement.
(i)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of March 31, 2021 was $251,654.
(j)	Rate shown is 7 day effective yield.
(k)	No dividend payable on security sold short.
(l)	As of March 31, 2021, $3,279,157 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

4	See Glossary on page 5 for abbreviations along with accompanying Notes to Financial Statements.

GLOSSARY: (abbreviations that may be used in the preceding statements)

Other Abbreviations:
ADR	American Depositary Receipt
LP	Limited Partnership
REIT	Real Estate Investment Trust

Semi-Annual Report	5

STATEMENT OF ASSETS AND LIABILITIES

As of March 31, 2021 (unaudited)	Highland Funds II

Highland Small-Cap Equity Fund ($)
Assets
Investments, at value†	12,934,125
Affiliated investments, at value (Note 10)	2,936,684

Total Investments, at value	15,870,809
Cash equivalents (Note 2)	537,806
Repurchase agreements, at value	251,654
Cash	5,961
Restricted Cash — Securities Sold Short (Notes 2 and 3)	3,279,157
Receivable for:
Investment sold	18,810
Dividends and interest	37,680
Investment advisory and administration fees (Note 7)	7,186
Fund shares sold	2,755
Prepaid expenses and other assets	32,225

Total assets	20,044,043

Liabilities:
Securities sold short, at value (Note 2) (Proceeds from securities sold short $(2,184,353))	3,347,831
Due to broker	1,137,202

Payable for:
Collateral for securities loaned (Note 4)	251,654
Fund shares redeemed	50,296
Transfer agent fees	27,039
CCO fees payable	20,342
Custody fees	18,967
Audit fees	18,421
Accounting services fees	11,148
Distribution and shareholder servicing fees (Note 7)	3,330
Trustees fees	2,892
Accrued expenses and other liabilities	12,818

Total liabilities	4,901,940

Net Assets	15,142,103

Net Assets Consist of:
Paid-in capital	31,955,625
Total accumulated loss	(16,813,522)

Net Assets	15,142,103

Investments, at cost	14,485,045
Affiliated investments, at cost (Note 10)	3,441,106
Cash equivalents, at cost (Note 2)	537,806
Repurchase agreements, at cost	251,654
† Includes market value of securities on loan	1,757,047

6	See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES (concluded)

As of March 31, 2021 (unaudited)	Highland Funds II

Highland Small-Cap Equity Fund ($)

Class A:
Net assets	12,036,255
Shares outstanding ($0.001 par value; unlimited shares authorized)	1,899,150
Net asset value per share(a)(b)	6.34
Maximum offering price per share(c)	6.73

Class C:
Net assets	1,011,302
Shares outstanding ($0.001 par value; unlimited shares authorized)	286,430
Net asset value and offering price per share(a)	3.53

Class Y:
Net assets	2,094,546
Shares outstanding ($0.001 par value; unlimited shares authorized)	289,699
Net asset value, offering and redemption price per share	7.23

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	Purchases without an initial sales charge of $1,000,000 or more are subject to a 0.50% CDSC if redeemed within one year of purchase.
(c)	The sales charge is 5.75%. On sales of $1,000,000 or more, there is no sales charge and therefore the offering will be lower.

See accompanying Notes to Financial Statements.	7

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2021 (unaudited)	Highland Funds II

Highland Small-Cap Equity Fund ($)
Investment Income:
Income:
Dividends from unaffiliated issuers	143,904
Dividends from affiliated issuers (Note 10)	56,561
Securities lending income (Note 4)	579
Less: Foreign taxes withheld	(372)

Total income	200,672

Expenses:
Investment advisory (Note 7)	63,771
Distribution and shareholder service fees: (Note 7)
Class A	13,182
Class C	4,690
Accounting services fees	8,048
Transfer agent fees	51,228
Legal fees	19,542
Registration fees	27,119
Audit fees	19,202
Interest expense and commitment fees (Note 6)	15,191
Insurance	810
Trustees fees (Note 7)	1,856
Reports to shareholders	7,778
Custodian/wire agent fees	11,338
Other	15,176

Total operating expenses before waiver and reimbursement	258,931
Less: Expenses waived or borne by the adviser and administrator	(150,809)

Net operating expenses	108,122

Net investment income	92,550

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments in unaffiliated issuers	(734,300)
Securities sold short (Note 2)	(1,560,432)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments in unaffiliated issuers	5,230,829
Investments in affiliated issuers (Note 10)	447,750
Securities sold short (Note 2)	2,216,463

Net realized and unrealized gain on investments	5,600,310

Total increase in net assets resulting from operations	5,692,860

8	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Highland Funds II

	Highland Small-Cap Equity Fund

	Six Months Ended March 31, 2021 (unaudited) ($)	Year Ended September 30, 2020 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	92,550	(88,606)
Net realized gain (loss) on investments, securities sold short, and foreign currency related transactions	(2,294,732)	(7,670,082)
Net increase (decrease) in unrealized appreciation (depreciation) on investments, securities sold short, and foreign currency related translations	7,895,042	(13,761,100)

Net increase (decrease) resulting from operations	5,692,860	(21,519,788)

Distributions
Class A	(132,442)	(2,604,642)
Class C	(10,517)	(502,524)
Class Y	(27,869)	(742,886)

Decrease resulting from distributions	(170,828)	(3,850,052)

Increase (decrease) in net assets from operations and distributions	5,522,032	(25,369,840)

Share transactions:
Proceeds from sale of shares
Class A	220,069	797,237
Class C	1,350	281,782
Class Y	310,623	1,175,730
Value of distributions reinvested
Class A	124,666	2,481,860
Class C	10,510	491,369
Class Y	27,287	675,958
Cost of shares redeemed
Class A	(1,700,591)	(5,328,739)
Class C	(219,063)	(860,095)
Class Y	(680,560)	(7,389,251)

Net decrease from shares transactions	(1,905,709)	(7,674,149)

Total increase (decrease) in net assets	3,616,323	(33,043,989)

Net Assets
Beginning of period/year	11,525,780	44,569,769

End of period/year	15,142,103	11,525,780

See accompanying Notes to Financial Statements.	9

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

Highland Funds II

	Highland Small-Cap Equity Fund

	Six Months Ended March 31, 2021 (unaudited) ($)	Year Ended September 30, 2020 ($)
CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares sold	41,371	90,129
Issued for distribution reinvested	23,259	220,806
Shares redeemed	(327,394)	(615,782)

Net decrease in fund shares	(262,764)	(304,847)

Class C:
Shares sold	530	52,318
Issued for distribution reinvested	3,515	77,748
Shares redeemed	(73,397)	(219,034)

Net decrease in fund shares	(69,352)	(88,968)

Class Y:
Shares sold	55,047	152,052
Issued for distribution reinvested	4,466	52,768
Shares redeemed	(111,592)	(719,631)

Net decrease in fund shares	(52,079)	(514,811)

10	See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Period Ended March 31, 2021 (unaudited)	Highland Small-Cap Equity Fund

($)
Cash Flows Used in Operating Activities:
Net increase in net assets resulting from operations	5,692,860

Adjustments to Reconcile Increase in Net Assets to Net Cash Used in Operating Activities:
Purchases of investment securities from affiliated issuers	(18,795)
Proceeds from disposition of investment securities from unaffiliated issuers	4,085,641
Proceeds from return of capital of investment securities from affiliated issuers	15,599
Purchases of repurchase agreements, net	(251,654)
Purchases to cover securities sold short	(2,431,625)
Net realized loss on Investments from unaffiliated issuers	734,300
Net realized loss on securities sold short	1,560,432
Net change in unrealized (appreciation)/depreciation on unaffiliated investments, affiliated investments and securities sold short	(7,895,042)
(Increase) Decrease in receivable for investments sold	553,740
(Increase) Decrease in due from broker	5,611
(Increase) Decrease in dividends and interest receivable	21,451
(Increase) Decrease in receivable from related parties	58,698
(Increase) Decrease in prepaid expenses and other assets	3,545
Increase (Decrease) in due to broker	(3,302,984)
Increase (Decrease) in payable from collateral from securities on loan	251,654
Increase (Decrease) in payable for investments purchased	(592,640)
Increase (Decrease) in payable for accounting services fees	3,760
Increase (Decrease) in payable for trustee fees	1,065
Increase (Decrease) in payable for distribution and shareholder servicing fees	3,330
Increase (Decrease) in payable for custody fees	5,557
Increase (Decrease) in payable for transfer agent fees	4,419
Increase (Decrease) in payable for audit fees	18,421
Increase (Decrease) in payable for legal fees	20,342
Increase (Decrease) in accrued expenses and other liabilities	(7,293)

Net cash flow used in operating activities	(1,459,608)

Cash Flows Used In Financing Activities:
Distributions paid in cash	(8,365)
Payments of shares redeemed	(2,607,756)
Proceeds from shares sold	550,959

Net cash flow used in financing activities	(2,065,162)

Net Decrease in Cash, Cash Equivalents and Restricted Cash	(3,524,770)

Cash, Cash Equivalents and Restricted Cash:
Beginning of period	7,347,694

End of period	3,822,924

Supplemental disclosure of cash flow information:
Reinvestment of distributions	162,463

Cash paid during the period for interest expense and commitment fees	15,191

See accompanying Notes to Financial Statements.	11

FINANCIAL HIGHLIGHTS

Highland Small-Cap Equity Fund, Class A

Selected data for a share outstanding throughout each period/year is as follows:

	For the Six Months Ended March 31, 2021 (unaudited)	For the Years Ended September 30,
		2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$4.19	$12.05	$14.02	$15.23	$13.99	$12.96

Income from Investment Operations:

Net investment income (loss)(a)	0.04	(0.03)	(0.02)	(0.05)	0.08	0.11

Net realized and unrealized gain (loss)	2.18	(6.70)	(0.16)	1.21	1.86	2.80

Total from Investment Operations	2.22	(6.73)	(0.18)	1.16	1.94	2.91

Less Distributions Declared to shareholders:

From net investment income	(0.07)	—	—	(0.03)	(0.09)	—

From net realized gains	—	(1.13)	(1.79)	(2.34)	(0.61)	(1.88)

Total distributions declared to shareholders	(0.07)	(1.13)	(1.79)	(2.37)	(0.70)	(1.88)

Net Asset Value, End of period(b)	$6.34	$4.19	$12.05	$14.02	$15.23	$13.99

Total Return(b)(c)	53.17%	(61.72)%	1.17%	9.50%	14.53%	25.87%

Ratios to Average Net Assets:(d)

Net Assets, End of Period (000’s)	$12,036	$9,059	$29,719	$36,072	$43,663	$35,935

Gross operating expenses(e)	3.84%	4.28%	3.53%	2.94%	2.00%	2.02%

Net investment income (loss)	1.40%	(0.36)%	(0.17)%	(0.36)%	0.55%	0.90%

Portfolio turnover rate	—	15%	12%	38%	84%	107%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Six Months Ended March 31, 2021 (unaudited)	For the Years Ended September 30,
		2020	2019	2018	2017	2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)(f)	1.59%	2.33%	2.69%	2.34%	1.60%	1.40%

Interest expense and commitment fees	0.23%	0.93%	1.26%	0.67%	0.18%	0.18%

Dividends and fees on securities sold short	—	—	0.06%	0.26%	0.07%	—

(f)	This includes the additional voluntarily elected waiver by the Investment Adviser during the period.

12	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Small-Cap Equity Fund, Class C

Selected data for a share outstanding throughout each period/year is as follows:

	For the Six Months Ended March 31, 2021 (unaudited)	For the Years Ended September 30,
		2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$2.34	$7.27	$9.35	$11.01	$10.32	$10.11

Income from Investment Operations:

Net investment income (loss)(a)	0.01	(0.05)	(0.07)	(0.11)	(0.02)	—

Net realized and unrealized gain (loss)	1.21	(3.75)	(0.22)	0.79	1.35	2.09

Total from Investment Operations	1.22	(3.80)	(0.29)	0.68	1.33	2.09

Less Distributions Declared to shareholders:

From net investment income	(0.03)	—	—	—	(0.03)	—

From net realized gains	—	(1.13)	(1.79)	(2.34)	(0.61)	(1.88)

Total distributions declared to shareholders	(0.03)	(1.13)	(1.79)	(2.34)	(0.64)	(1.88)

Net Asset Value, End of period(b)	$3.53	$2.34	$7.27	$9.35	$11.01	$10.32

Total Return(b)(c)	52.53%	(62.04)%	0.44%	8.64%	13.73%	24.90%

Ratios to Average Net Assets:(d)

Net Assets, End of Period (000’s)	$1,011	$833	$3,233	$4,323	$5,131	$3,185

Gross operating expenses(e)	4.59%	5.03%	4.25%	3.69%	2.76%	2.77%

Net investment income (loss)	0.62%	(1.06)%	(0.93)%	(1.12)%	(0.23)%	0.15%

Portfolio turnover rate	—	15%	12%	38%	84%	107%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Six Months Ended March 31, 2021 (unaudited)	For the Years Ended September 30,
		2020	2019	2018	2017	2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)(f)	2.34%	3.08%	3.44%	3.09%	2.36%	2.15%

Interest expense and commitment fees	0.23%	0.93%	1.26%	0.67%	0.19%	0.18%

Dividends and fees on securities sold short	—	—	0.06%	0.26%	0.07%	—

(f)	This includes the additional voluntarily elected waiver by the Investment Adviser during the period.

See accompanying Notes to Financial Statements.	13

FINANCIAL HIGHLIGHTS

Highland Small-Cap Equity Fund, Class Y

Selected data for a share outstanding throughout each period/year is as follows:

	For the Six Months Ended March 31, 2021 (unaudited)	For the Years Ended September 30,
		2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$4.78	$13.56	$15.48	$16.59	$15.16	$13.86

Income from Investment Operations:

Net investment income (loss)(a)	0.05	0.01	0.02	(0.02)	0.12	0.18

Net realized and unrealized gain (loss)	2.48	(7.66)	(0.15)	1.31	2.04	3.00

Total from Investment Operations	2.53	(7.65)	(0.13)	1.29	2.16	3.18

Less Distributions Declared to shareholders:

From net investment income	(0.08)	—	—	(0.06)	(0.12)	—

From net realized gains	—	(1.13)	(1.79)	(2.34)	(0.61)	(1.88)

Total distributions declared to shareholders	(0.08)	(1.13)	(1.79)	(2.40)	(0.73)	(1.88)

Net Asset Value, End of period(b)	$7.23	$4.78	$13.56	$15.48	$16.59	$15.16

Total Return(b)(c)	53.35%	(61.63)%	1.40%	9.55%	14.89%	26.17%

Ratios to Average Net Assets:(d)

Net Assets, End of Period (000’s)	$2,095	$1,634	$11,618	$10,606	$27,350	$8,221

Gross operating expenses(e)	3.59%	4.03%	3.29%	2.71%	1.78%	1.77%

Net investment income (loss)	1.63%	0.08%	0.13%	(0.15)%	0.72%	1.28%

Portfolio turnover rate	—	15%	12%	38%	84%	107%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Six Months Ended March 31, 2021 (unaudited)	For the Years Ended September 30,
		2020	2019	2018	2017	2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)(f)	1.34%	2.08%	2.44%	2.10%	1.39%	1.15%

Interest expense and commitment fees	0.23%	0.93%	1.26%	0.68%	0.21%	0.18%

Dividends and fees on securities sold short	—	—	0.06%	0.25%	0.07%	—

(f)	This includes the additional voluntarily elected waiver by the Investment Adviser during the period.

14	See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

March 31, 2021	Highland Funds II

Note 1. Organization

Highland Funds II (the “Trust”) is a Massachusetts business trust organized on August 10, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. It comprises one portfolio that is currently being offered. This report covers information for the six months ended March 31, 2021 for the Highland Small-Cap Equity Fund (the “Fund”).

Highland Total Return Fund, Highland Fixed Income Fund and Highland Socially Responsible Equity Fund, each of which was previously a series of the Trust, were reorganized into other funds prior to March 31, 2021.

Fund Shares

The Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share (each a “Share” and collectively, the “Shares”). The Fund currently offers the following three share classes to investors, Class A, Class C, and Class Y Shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which the expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

Class A Shares are sold with a front-end sales charge. Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is as follows:

Fund	%
Small-Cap Equity Fund	5.75

There is no front-end sales charge imposed on individual purchases of Class A Shares of $1 million or more. Purchases of $1 million or more of Class A Shares at net asset value (“NAV”) pursuant to a sales charge waiver are subject to a 0.50% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. The front-end sales charge is also waived in other instances as described in the Fund’s prospectus.

Class C shares may be subject to a CDSC. The maximum CDSC imposed on redemptions of Class C Shares is 1.00% within the first year of purchase and 0.00% thereafter.

No front-end or CDSCs are assessed by the Trust with respect to Class Y Shares of the Fund.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that follows the investment company accounting and reporting guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Investment Adviser”) to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Determination of Class Net Asset Values

The Fund’s income, expenses (other than distribution fees and shareholder service fees) and realized and unrealized gains and losses are allocated proportionally each day among the Fund’s respective share classes based upon the relative net assets of each share class. Certain class specific expenses (such as distribution and shareholder service fees) are allocated to the class that incurs such expense.

Valuation of Investments

The Fund’s investments are recorded at fair value. In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (NYSE), National Association of Securities Dealers Automated Quotation (NASDAQ) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board. Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of

Semi-Annual Report	15

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2021	Highland Funds II

the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV) will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to its fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;
Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of March 31, 2021, the Fund’s investments consisted of common stocks, preferred stocks, registered investment companies, master limited partnerships, repurchase agreements, and cash equivalents.

The fair value of the Fund’s common stocks, preferred stocks, registered investment companies, master limited partnerships that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is

16	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2021	Highland Funds II

willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets and liabilities as of March 31, 2021 is as follows:

	Total value at March 31, 2021 ($)	Level 1 Quoted Price ($)	Level 2 Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)
Highland Small-Cap Equity Fund
Assets
Common Stocks
Communication Services	94,422	94,422	—	—
Consumer Discretionary	390,238	390,238	—	—
Energy	238,498	238,498	—	—
Financials	2,666,917	2,666,917	—	—
Healthcare	2,642,653	2,642,653	—	—
Industrials	857,158	857,158	—	—
Information Technology	1,065,292	1,065,292	—	—
Materials	1,614,698	364,698	1,250,000	—
Real Estate	2,036,310	2,036,310	—	–	(1)
Utilities	195,640	195,640	—	—
Preferred Stock
Real Estate	1,935,095	1,935,095	—	—
Registered Investment Companies	1,657,364	1,657,364	—	—
Master Limited Partnerships
Energy	476,524	476,524	—	—
Repurchase Agreements	251,654	—	251,654	—
Cash Equivalents	537,806	537,806	—	—

Total Assets	16,660,269	15,158,615,	1,501,654	—

Liabilities
Securities Sold Short
Common Stocks
Information Technology	(3,347,831)	(3,347,831)	—	—

Total Liabilities	(3,347,831)	(3,347,831)	—	—

Total	13,312,438	11,810,784	1,501,654	—

(1)	This category includes securities with a value of zero.

For the six months ended March 31, 2021, there were no transfers in or out of Level 3.

Semi-Annual Report	17

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2021	Highland Funds II

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Investment Adviser has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Fund typically declares and pays dividends from investment income annually. The Fund typically declares and pays distributions from net realized capital gains in excess of capital loss carryforwards annually.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s), cash equivalents and restricted cash held at broker(s).

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates fair value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report. These balances may exceed the federally insured limits under the Federal Deposit Insurance Corporation (“FDIC”).

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to

18	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2021	Highland Funds II

the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investment Portfolio for the Fund. Cash held as collateral for securities sold short is classified as restricted cash on the Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $3,279,157 was held with the broker for the Fund. Additionally, securities valued at $1,757,047 were posted in the Fund’s segregated account as collateral. The Fund’s loss on a short sale could be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are nonrecurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objectives. The Fund may enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease the Fund’s exposure to the underlying instrument, or economically hedge other Fund investments.

With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The

Fund’s risk in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or can be received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain/(loss) on the expiration or closing of a futures contract.

For the six months ended March 31, 2021, the Fund did not invest in futures contracts.

Additional Derivative Information

The Fund is required to disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

To reduce counterparty credit risk with respect to over-the-counter (“OTC”) transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allows the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC derivative positions in forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to

Semi-Annual Report	19

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2021	Highland Funds II

maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically under such agreement and comparing that to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported in restricted cash on the Statement of Assets and Liabilities. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

There were no OTC derivative instruments held during the six months ended March 31, 2021.

Note 4. Securities Lending

Effective January 7, 2020, the Investment Adviser entered into a securities lending agreement with The Bank of New York Mellon (“BNY” or the “Lending Agent”).

Securities lending transactions are entered into by the Fund under the Securities Lending Agreement, (“SLA”) which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following is a summary of securities lending agreements held by the Fund, with cash collateral of overnight maturities and non-cash collateral, which would be subject to offset as of March 31, 2021:

	Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received(1)	Value of Non-Cash Collateral Received(1)	Net Amount
Small-Cap Equity Fund	$1,757,047	$251,654	$1,505,393	$—

(1)

Collateral received in excess of fair value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Statement of Assets and Liabilities.

The value of loaned securities and related collateral outstanding at March 31, 2021 are shown in the Investment Portfolio. The value of the collateral held may be temporarily less than that required under the lending contract. As of March 31, 2021, the cash collateral was invested in repurchase agreements and the non-cash collateral consisted of U.S. Treasury Bills, Notes, Bonds and U.S. Treasury Inflation Indexed Bonds with the following maturities:

Remaining Contractual Maturity of the Underlying Collateral, as of March 31, 2021

	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Small-Cap Equity Fund
Repurchase Agreements	$251,654	$—	$—	$—	$251,654
U.S. Government Securities	—	—	9,055	247,632	256,687

Total	$251,654	$—	$9,055	$247,632	$508,341

The Fund could seek additional income by making secured loans of its portfolio securities through its custodian. Such loans would be in an amount not greater than one-third of the value of the Fund’s total assets. BNY would charge a fund fee based on a percentage of the securities lending income.

The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day.

The Fund would receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the

20	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2021	Highland Funds II

parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower would pay the Fund a loan premium fee. If the collateral consists of cash, BNY would reinvest the cash in repurchase agreements and money market accounts. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund would recall the loaned securities upon reasonable notice in order that the securities could be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also could call such loans in order to sell the securities involved.

Securities lending transactions were entered into pursuant to SLA, which would provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaulted, the Fund, as a lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BNY. BNY’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, deferred losses from unsettled short transactions, swap income, constructive sale gain, defaulted bonds, tax treatment of net operating loss and different treatment for gains and losses on paydowns for tax purposes. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

For the year ended September 30, 2020, permanent differences chiefly resulting from net investment losses, dividends on short sales, foreign currency gains and losses, partnership basis adjustments and REITs were identified and reclassified among the components of the Fund’s net assets as follows:

Fund	Distributable Earnings (Accumulated Loss) ($)	Paid-in-Capital ($)
Small-Cap Equity Fund	539	(539)

At September 30, 2020, the Fund’s most recent tax year end, components of distributable earnings (accumulated losses) on a tax basis is as follows:

Fund	Undistributed Income ($)	Undistributed Long-Term Capital Gains ($)	Undistributed Tax-Exempt Income ($)	Other Temporary Differences(1) ($)	Accumulated Capital and Other Losses ($)	Net Tax Appreciation/ (Depreciation)(2) ($)
Small-Cap Equity Fund	98,040	—	—	(1,170,540)	(10,110,347)	(11,152,707)

(1)	Other temporary differences are comprised of dividends payable, losses deferred to off-setting positions.
(2)	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales, REITS, partnerships, and other adjustments.

As of September 30, 2020, the Fund had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains.

Fund	No Expiration Short- Term ($)	No Expiration Long-Term ($)	Total ($)
Small-Cap Equity Fund	9,446,194	664,153	10,110,347

Semi-Annual Report	21

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2021	Highland Funds II

The tax character of distributions paid during the years ended September 30, 2020 and September 30, 2019 is as follows:

	Distributions Paid From:
Fund	Exempt Interest ($)	Ordinary Income(1) ($)	Long- Term Capital Gains ($)	Return of Capital(2) ($)
Small-Cap Equity Fund
2020	—	3,405,608	444,444	—
2019	—	2,358,488	3,712,838	—

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
(2)	Additional Information will be distributed on Form 1099 at the end of the calendar year.

The Federal tax cost and gross unrealized appreciation and depreciation on investments (including foreign currency and derivatives, if applicable) held by the Fund at March 31, 2021 were as follows:

	Gross Appreciation ($)	Gross Depreciation ($)	Net Appreciation/ (Depreciation) ($)	Federal Tax Cost ($)
Small-Cap Equity Fund	4,112,193	(6,206,411)	(2,094,218)	18,754,487

For Federal income tax purposes, the cost of investments owned at March 31, 2021 were different from amounts reported for financial reporting purposes primarily due to investments in partnerships, deferred wash sale losses, losses deferred to off-setting positions and capitalized dividend.

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2020 through September 30, 2020. For the fiscal year ended September 30, 2020, the Fund did not elect to defer losses.

Note 6. Credit Agreement

On May 18, 2017, the Fund entered into a Master Margin Loan Agreement (the “Margin Loan Agreement”) with The Bank of New York Mellon. The Margin Loan Agreement was terminated on May 26, 2020. Interest was charged to the Fund under the Margin Loan Agreement based on its borrowings at a rate equal to LIBOR plus 1.20%. At the time of termination, the maximum facility size was $4.0mm. In addition, the Fund paid a commitment fee of 0.40% on any undrawn amount, included in the Statement of Operations is $15,191 of interest expense and commitment fees. For the six months ended March 31, 2021, the Fund’s average daily balance under the Margin Loan Agreement was $9,404,561, at a weighted average interest rate of 3.52% for the days the facility was in place.

Note 7. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees

For its investment advisory services, the Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s Average Daily Managed Assets. Average Daily Managed Assets of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

HCMFA has entered into a Services Agreement with Skyview Group, Inc. (“Skyview”), effective February 25, 2021, pursuant to which HCMFA will receive administrative and operational support services to enable it to provide the required advisory services to the Fund. The Investment Adviser will compensate all Investment Adviser and Skyview personnel who provide services to the Fund.

The table below shows the Fund’s contractual advisory fee with HCMFA for the six months ended March 31, 2021:

Fund	Annual Fee Rate to the Investment Adviser
Small-Cap Equity Fund	0.95%

Administration Fees

On behalf of the Fund, the Trust has entered into an administration agreement with SEI Investments Global Funds Services (“SEI”), a wholly owned subsidiary of SEI Investments Company, and pays SEI a fee for administration services. The Investment Adviser generally assists in all aspects of the

22	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2021	Highland Funds II

Fund’s administration and operations and furnishes offices, necessary facilities, equipment and personnel.

Highland Capital Management Fund Advisors, L.P. (“HCMFA”) has entered into a Services Agreement (the “Services Agreement”) with Skyview Group, Inc. (“Skyview”), effective February 25, 2021, pursuant to which HCMFA will receive administrative and operational support services to enable it to provide the required advisory services to the Fund. The Adviser will compensate all Adviser and Skyview personnel who provide services to the Fund.

Expense Limits and Fee Reimbursements

The Investment Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plans under Rule 12b-1 under the 1940 Act, as amended, taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 1.15%, of average daily net assets attributable to any class of the Fund, (the “Expense Cap”). The Expense Cap will continue through at least January 31, 2022, and may not be terminated prior to this date without the action or consent of the Board. Additionally, the Investment Adviser waives Investment advisory fees on Affiliated investments positions.

Additionally, the Fund may invest in securities issued by other investment companies, including investment companies that are advised by the Investment Adviser or its affiliates, to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC, and exchange-traded funds (“ETFs”). Fees and expenses of such investments will be borne by shareholders of the investing Fund, and the Investment Adviser voluntarily waives the higher of the two fees for the portion of the Fund’s investment advisory fee attributable to its investment in the affiliated investment company.

Under the expense limitation agreement, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.

On March 31, 2021 the amounts subject to possible future recoupment under the Fund’s expense limitations were as follows:

	Fiscal Years Ended September 30,			Six-Months Ended, March 31,
Fund	2021 ($)	2022 ($)	2023 ($)	2024 ($)
Small-Cap Equity Fund	345,549	379,374	530,038	150,809

During the six months ended March 31, 2021, the Investment Adviser did not recoup any fees previously waived or reimbursed, and $345,549 of fees previously waived and or reimbursed in the Fund by the Investment Adviser that were eligible for recoupment expired. No other amounts expired or were recouped from the Fund during the six months ended March 31, 2021.

Fees Paid to Officers and Trustees

Each Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex overseen by such Trustee based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report.

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings, however, the Chairman of the Board and the Chairman of the Audit and Qualified Legal Compliance Committee each receive an additional payment of $10,000 payable in quarterly installments and allocated among each portfolio in the Fund Complex based on relative net assets.

The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan.

Distribution and Shareholder Service Fees

The Fund has a distribution and shareholder service plan (each a “Plan” and collectively the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans require the payment of a monthly service fee to NexPoint Securities, Inc. (the “Underwriter”) at an annual rate of 0.25% of the average daily net assets attributable to Class A, and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.75% of the average daily net assets attributable to Class C shares.

Currently Class Y shares are not subject to a 12b-1 fee. The Underwriter received $2,599 of front-end sales charges from

Semi-Annual Report	23

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2021	Highland Funds II

the sale of Class A shares of the Fund during the six months ended March 31, 2021.

Fund	Class A Front End Sales Charges ($)	Class C CDSC Fees ($)
Small-Cap Equity Fund	2,599	—

Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 8. Disclosure of Significant Risks and Contingencies

The Fund’s investments expose the Fund to various risks, certain of which are discussed below. Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with the Fund’s investments.

Counterparty Risk

The risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk

The risk that the value of debt securities owned by the Fund may be affected by the ability of issuers to make principal and interest payments and by the issuer’s or counterparty’s credit quality. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may decline. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the net asset value (“NAV”) of the Fund.

Currency Risk

The risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Equity Securities Risk

The risk that stock prices will fall over short or long period of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Exchange-Traded Funds (“ETF”) Risk

The risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both the proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Financial Services Sector Risk

The risk associated with investments in the financial services sector. Such investments may be subject to credit risk, interest rate risk, and regulatory risk, among others. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies and general economic cycles, fiscal and monetary policy, adverse developments in the real estate market, the deterioration or failure of other financial institutions, and changes in banking or securities regulations.

Focused Investment Risk

The risk that although the Fund is a diversified fund, it may invest in securities of a limited number of issuers in an effort to achieve a potentially greater investment return than a fund that invests in a larger number of issuers. As a result, price movements of a single issuer’s securities will have a greater impact on the Fund’s net asset value, causing it to fluctuate more than that of a more widely diversified fund.

Growth Investing Risk

The risk of investing in growth stocks that may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

Healthcare Sector Risk

The risk that a portion of the Fund’s performance depends on the overall condition of the healthcare industry and is susceptible to economic, political and regulatory risks or other occurrences associated with the healthcare industry. Healthcare companies, including biotechnology companies and pharmaceutical firms, may be significantly affected by product obsolescence, thin capitalization, limited product lines and markets, civil liability claims and legislative or regulatory activities, among other factors.

24	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2021	Highland Funds II

Hedging Risk

The risk that, although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

Master Limited Partnership (“MLP”) Risk

The risk of investing in MLP units, which involves some risks that differ from an investment in the equity securities of a company. The Fund may invest in MLP units. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in certain instances. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Additionally, a sustained reduced demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows and changes in the regulatory environment could adversely affect the profitability of MLPs. Investments in MLP units also present special tax risks. See “MLP Tax Risk” below.

MLP Tax Risk

The risk that the MLPs in which the Fund invests will fail to be treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain its partnership status, or if it is unable to do so because of tax or other law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay U.S. federal income tax (as well as state and local taxes) at the entity level on its taxable income and distributions received by the Fund would be characterized as dividend income to the extent of the MLP’s current and accumulated earnings and profits for federal tax purposes. The classification of an MLP as a corporation for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and the value of the Fund’s investment in any such MLP. As a result, the value of the Fund’s shares and the cash available for distribution to Fund shareholders could be reduced.

Industry Focus Risk

The risk that the Fund may be particularly susceptible to economic, political or regulatory events affecting those industries in which the Fund focuses its investments. Because the Fund currently focuses its investments in the real estate, financials and healthcare sectors, the Fund’s performance largely depends on the overall condition of these industries and the Fund is susceptible to economic, political and regulatory risks or other occurrences associated with these industries.

Interest Rate Risk

The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Leverage Risk

The risk associated with the use of leverage for investment purposes to create opportunities for greater total returns. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to Fund shareholders.

Non-U.S. Securities Risk

The risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. In addition, certain investments in non-U.S. securities may be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce the Fund’s yield on any such securities. See the “Taxation” section below.

Operational and Technology Risk

The risk that cyber-attacks, disruptions or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Semi-Annual Report	25

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2021	Highland Funds II

Other Investment Companies Risk

The risk that when the Fund invests a portion of its assets in investment companies, including open-end funds, closed-end funds, ETFs and other types of investment companies, those assets will be subject to the risks of the purchased investment companies’ portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment companies. Risks associated with investments in closed-end funds also generally include market risk, leverage risk, risk of market price discount from NAV, risk of anti-takeover provisions and non-diversification.

Pandemics and Associated Economic Disruption

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in the closing of borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. It is not known how long any negative impacts, or any future impacts of other significant events such as a substantial economic downturn, will last. Health crises caused by outbreaks of disease, such as the coronavirus, may exacerbate other pre-existing political, social and economic risks. This outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the Fund’s ability to complete repurchase requests, and affect Fund performance. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests, lines of credit available to the Fund and may lead to losses on your investment in the Fund. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Real Estate Securities Risk

The risk that an investment in real estate securities will be closely linked to the performance of the real estate markets. Property values or income may fall due to increase vacancies or declining rents resulting from economic, legal, cultural or technological developments.

REIT-Specific Risk

The risk that an investment in the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. An investment in a REIT also may be adversely affected or lost if the REIT fails to qualify as a REIT for tax purposes. In the event an investment fails to qualify as a REIT for tax purposes, the REIT will be subject to U.S. federal income tax (as well as state and local taxes) as a C corporation. The resulting corporate taxes could reduce the Fund’s net assets, the amount of income available for distribution and the amount of the Fund’s distributions. REITs are also subject to heavy cash flow dependency, defaults by borrowers and liquidity risk. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemption from registration under the 1940 Act.

Securities Market Risk

The risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

Short Sales Risk

The risk of loss associated with any appreciation on the price of a security borrowed in connection with a short sale. The Fund may engage in short sales that are not made “against-the-box,” which means that the Fund may sell short securities even when they are not actually owned or otherwise covered at all times during the period the short position is open. Short sales that are not made “against-the-box” involve unlimited loss potential since the market price of securities sold short may continuously increase.

Small-Cap Company Risk

The risk that investing in the securities of small-cap companies either directly or indirectly through investments in ETFs, closed-end funds or mutual funds (“Underlying Funds”) may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Value Investing Risk

The risk of investing in undervalued stocks that may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than

26	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (concluded)

March 31, 2021	Highland Funds II

other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

Note 9. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the six months ended March 31, 2021, were as follows:

	U.S Government Securities		Other Securities
Fund	Purchases ($)	Sales ($)	Purchases ($)	Sales ($)
Small-Cap Equity Fund	—	—	18,795	4,101,240

Note 10. Affiliated Issuers

Under Section 2 (a) (3) of the 1940 Act, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The tables below show affiliated issuers of the Fund as of the six months ended March 31, 2021:

Small-Cap Equity Fund Issuer	Shares at September 30, 2020	Beginning Value as of September 30, 2020 $	Purchases at Cost $	Proceeds from Sales $	Net Realized Gain/(Loss) on Sales of Affiliated Issuers $	Change in Unrealized Appreciation/ (Depreciation) $	Ending Value as of March 31, 2020 $	Shares at March 31, 2021	Affiliated Income $	Cap Gain Distributions $
Majority Owned, Not Consolidated
None
Other Affiliates
NexPoint Residential Trust, Inc., REIT	27,333	1,212,218	18,795	(15,599)	—	63,906	1,279,320	27,757	2,523	—
Highland Global Allocation Fund (Registered Investment Company)	39,647	245,812	—	—	—	59,866	305,678	39,647	18,436	—
NexPoint Strategic Opportunities Fund (Registered Investment Company)	118,673	1,027,708	—	—	—	323,978	1,351,686	118,673	35,602	—
Other Controlled
None

Total	185,653	2,485,738	18,795	(15,599)	—	447,750	2,936,684	186,077	56,561	—

Note 11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes.

Semi-Annual Report	27

ADDITIONAL INFORMATION (unaudited)

March 31, 2021	Highland Funds II

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund is made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Disclosure of Fund Expenses

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period October 1, 2020 through March 31, 2021, unless otherwise indicated. This table illustrates your Fund’s costs in two ways:

Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/20 ($)	Ending Account Value 3/31/21 ($)	Annualized Expense Ratios(1) (%)	Expenses Paid During Period(2) ($)

Small-Cap Equity Fund
Actual Fund Return
Class A	1,000.00	1,531.70	1.59	10.04
Class C	1,000.00	1,525 30	2.34	14.73
Class Y	1,000.00	1,533.50	1.34	8.46
Hypothetical
Class A	1,000.00	1,017.00	1.59	8.00
Class C	1,000.00	1,013.26	2.34	11.75
Class Y	1,000.00	1,018.25	1.34	6.74

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses, including dividends on short positions and interest expenses, if any.
(2)

Expenses are equal to the Fund’s annualized expense ratio including interest expense and dividends on short positions, if any, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the full fiscal year (182/365).

Approval of Investment Advisory Agreement

The Fund has retained Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) to manage the

28	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

March 31, 2021	Highland Funds II

assets of the Fund pursuant to an investment advisory agreement between the Investment Adviser and the Fund (the “Agreement”). The Agreement has been approved by the Fund’s Board of Trustees, including a majority of the Independent Trustees. The Agreement continues in effect from year-to-year, provided that such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.

On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s October 28, 2020 meeting was held telephonically in reliance on the Order.

During a telephonic meeting held on August 13, 2020, the Board of Trustees gave preliminary consideration to information bearing on the continuation of the Agreement for a one-year period commencing November 1, 2020 with respect to the Fund. The primary objective of the meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in evaluating the continuation of the Agreement, and to request any additional information they considered reasonably necessary for their deliberations. The Board received additional follow up information and presentations from the Investment Adviser at multiple meetings, which the Board took into account in connection with their consideration of the renewal of the Agreement, including at meetings held on September 17-18, 2020, September 23, 2020 and October 13, 2020. The Board also received regular updates on the HCMLP bankruptcy and services being provided under the Shared Services Agreement.

At a meeting held on October 28, 2020, the Board of Trustees, including the Independent Trustees, approved the continuance of the Agreement for a one-year period commencing on November 1, 2020. As part of its review process, the Board requested, through its independent legal counsel, and received from the Investment Adviser, various information and written materials, including: (1) information regarding the financial soundness of the Investment Adviser and the profitability of the Advisory Agreement to the

Investment Adviser; (2) information on the advisory, legal and compliance personnel of the Investment Adviser, including compensation arrangements; (3) information on the internal compliance procedures of the Investment Adviser, including policies and procedures for personal securities transactions, conflicts of interest and with respect to cybersecurity, business continuity and disaster recovery; (4) comparative information showing how the Fund’s fees and expenses compare to those of other registered investment companies and comparable funds managed by the Investment Adviser that follow investment strategies similar to those of the Fund, if any; (5) information regarding the investment performance of the Fund, including comparisons of the Fund’s performance against that of other registered investment companies and comparable funds managed by the Investment Adviser that follow investment strategies similar to the Fund, if any; (6) information regarding brokerage and portfolio transactions; and (7) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser or its affiliates. Throughout the contract renewal process, the Trustees requested that the Investment Adviser provide additional information regarding various matters. In addition, the Board of Trustees received an independent report from FUSE Research Network (“FUSE”), an independent third-party provider of investment company data, relating to the Fund’s performance and expenses compared to the performance and expenses of a group of funds deemed by FUSE to be comparable to the Fund (the “peer group”), and to a larger group of comparable funds (the “peer universe”). The Board also received data relating to the Fund’s leverage and distribution rates as compared to its peer group.

The Board of Trustees’ evaluation process with respect to the Investment Adviser is an ongoing one. In this regard, the Board of Trustees also took into account discussions with management and information provided to the Board of Trustees at periodic meetings of the Board of Trustees over the course of the year with respect to the services provided by the Investment Adviser to the Fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Investment Adviser with respect to the Fund. The information received and considered by the Board of Trustees in connection with the October 28, 2020 meeting and throughout the year was both written and oral.

The Board of Trustees reviewed various factors that were discussed in a legal memorandum provided by independent counsel regarding trustee responsibilities in considering the Advisory Agreement, the detailed information provided by the Investment Adviser and other relevant information and factors. The Board of Trustees also considered other factors (including conditions and trends prevailing generally in the

Semi-Annual Report	29

ADDITIONAL INFORMATION (unaudited) (continued)

March 31, 2021	Highland Funds II

economy, the securities markets, and the effect of the COVID-19 pandemic on the Fund and the industry). The Board of Trustees’ conclusions as to the approval of the Advisory Agreement were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself.

Some of the factors that figured particularly in the Board of Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. In addition, the Board of Trustees’ conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Throughout the process, the Board of Trustees had the opportunity to ask questions of and request additional information from the Investment Adviser. The Board of Trustees was assisted by legal counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Board also met separately without representatives of the Investment Adviser present. The Independent Trustees were also advised by and met in executive sessions with their independent legal counsel at which no representatives of management were present to discuss the proposed continuation of the Advisory Agreement, including prior to the October 28, 2020 meeting.

The nature, extent, and quality of the services to be provided by the Investment Adviser.

The Board considered the portfolio management services to be provided by the Investment Adviser under the Advisory Agreement and the activities related to portfolio management, including use of technology, research capabilities and investment management staff. The Board considered the relevant experience and qualifications of the personnel who would provide advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser, including with respect to liquidity management. The Board also reviewed and discussed information regarding the Investment Adviser’s compliance policies, procedures and personnel, including compensation arrangements and with respect to valuation, cybersecurity, business continuity and disaster recovery. The Board also considered the Investment Adviser’s risk management and monitoring processes. The Board of Trustees took into account the terms of the Advisory Agreement and considered that, the Investment Adviser, subject to the direction of the Board of Trustees, is responsible for providing advice and guidance with respect to the Fund and for managing the investment of the assets of the Fund. The Board of Trustees also took into account that the scope of services provided by the Investment Adviser and the undertakings required of the Investment Adviser in connection with those services, including maintaining and monitoring its own and the Fund’s compliance program, had expanded over time as a result of regulatory, market and other developments. In this regard, they considered the Investment Adviser’s preparation with respect to the COVID-19 pandemic and ongoing reporting modernization efforts.

The Investment Adviser’s services in coordinating and overseeing the activities of the Fund’s other service providers, as well of the services provided under the Shared Services Agreements, were also considered. The Board also evaluated the expertise and performance of the personnel of the Investment Adviser who performed services for the Fund throughout the year. They also considered the quality of the Investment Adviser’s compliance oversight program with respect to the Fund’ service providers. The Board also considered both the investment advisory services and the nature, quality and extent of any administrative and other non-advisory services, including shareholder servicing and distribution support services that are provided to the Fund and its shareholders by the Investment Adviser and its affiliates, as well as considered the services provided under the Shared Services Agreement. The Board noted that the level and quality of services to the Fund by the Investment Adviser and its affiliates had not been materially impacted by the Highland Capital Management L.P. (“HCMLP”) bankruptcy and took into account the Investment Adviser’s representations that the level and quality of the services provided by the Investment Adviser and their affiliates, as well as of those services currently being provided by HCMLP pursuant to the Shared Services Agreement, would continue to be provided to the Fund at the same or higher level and quality.

The Board also considered the significant risks assumed by the Investment Adviser in connection with the services provided to the Fund, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to the Fund. The Board of Trustees also noted various cost-savings initiatives that had been implemented by the Investment Adviser with respect to the Fund and the other Fund in the Highland complex over the years. The Board also considered the financial condition and operations of the Investment Adviser during the COVID-19 pandemic and noted that there had been no material disruption of the Investment Adviser’s services to the Fund and that the Investment Adviser had continued to provide the same level, quality and extent of services to the Fund.

30	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

March 31, 2021	Highland Funds II

The Board of Trustees also noted that on a regular basis it receives and reviews information from the Fund’s Chief Compliance Officer (CCO) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

In considering the nature, extent, and quality of the services provided by the Investment Adviser, the Board also took into account its knowledge of the Investment Adviser’s management and the quality of the performance of its duties, through discussions and reports during the preceding year and in past years.

The Board took into account the Investment Adviser’s risk assessment, monitoring process and regulatory history. The Board concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement, and that the nature and the quality of such advisory services supported the approval of the Advisory Agreement.

The Investment Adviser’s historical performance.

In considering the Fund’s performance, the Board of Trustees noted that it reviews at its regularly scheduled meetings information about the Fund’s performance results. The Board of Trustees reviewed the historical performance of the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at its meetings throughout the year. The Board of Trustees discussed the performance of the Fund and considered the relative performance of the Fund and its portfolio management team as compared to that of the Fund’s peer group as selected by FUSE, as well as comparable indices. Among other data, the Board of Trustees also received data with respect to the Fund’s leverage and distribution rates as compared to its peer group. The Board also received a review of the data contained in the FUSE report from representatives of FUSE The Board of Trustees noted that while it found the data provided by FUSE, the independent third-party data provider, generally useful, it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board of Trustees also took into account management’s discussion of the category in which the Fund was placed for comparative purposes, including any differences between the Fund’s investment strategy and the strategy of the funds in the Fund’s respective category, as well as compared to the peer group selected by FUSE.

Among other data relating specifically to the Fund’s performance, the Board took note of FUSE’s explanatory note that the peer group and universe consist of small blend funds with similar pricing characteristics, and that the universe excludes outliers. The Board considered that the Fund had underperformed its benchmark index, the S&P SmallCap 600 Growth Index and its peer group median for the one-, three-, five- and 10-year periods ended June 30, 2020. The Board also took into account management’s discussion of the Fund’s performance, including the factors that had contributed to the Fund’s underperformance.

The Board of Trustees concluded that the Fund’s overall performance and other relevant factors, including the Investment Adviser’s actions to address any underperformance, supported the continuation of the Agreement with respect to the Fund for an additional one-year period.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with the Fund.

The Board of Trustees also gave consideration to the fees payable under the Agreement, the expenses the Investment Adviser incurs in providing advisory services and the profitability to the Investment Adviser from managing the Fund, including: (1) information regarding the financial condition of the Investment Adviser; (2) information regarding the total fees and payments received by the Investment Adviser for its services and, with respect to the Investment Adviser, whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Agreement versus the investment advisory fees of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund and (b) the expense ratios of the Fund versus the expense ratios of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund; and (4) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment Adviser for providing administrative services with respect to the Fund under a separate agreement and whether such fees are appropriate. The Board of Trustees took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets.

Among other data, the Board of Trustees considered that the Fund’s total net expenses were slightly higher than its peer group but its advisory fees were lower than that of its peer group. The Board also took into account management’s discussion of the Fund’s expenses and the amounts waived and/or reimbursed by the Investment Adviser.

The Board of Trustees also considered the so-called “fall-out benefits” to the Investment Adviser with respect to the Fund, such as the reputational value of serving as Investment Adviser to the Fund, potential fees paid to the Investment

Semi-Annual Report	31

ADDITIONAL INFORMATION (unaudited) (concluded)

March 31, 2021	Highland Funds II

Adviser’s affiliates by the Fund or portfolio companies for services provided, including administrative services provided to the Fund by the Investment Adviser pursuant to a separate agreement, the benefits of scale from investment by the Fund in affiliated funds, and the benefits of research made available to the Investment Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Board of Trustees concluded that the benefits received by the Investment Adviser and its affiliates were reasonable in the context of the relationship between the Investment Adviser and the Fund.

After such review, the Board of Trustees determined that the profitability to the Investment Adviser and its affiliates from their relationship with the Fund was not excessive.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders.

The Board considered the effective fee under the Advisory Agreement for the Fund as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Fund grow. The Board noted that the Fund does not currently contain breakpoints in its advisory fee schedule. The Board considered the Investment Adviser’s discussion of the Fund’s advisory fee structure.

The Board also noted that the Fund’s contractual advisory fee is in line with its peer universe at all asset levels. The Board of Trustees concluded that the fee structures are reasonable, and with respect to the Investment Adviser, should result in a sharing of economies of scale in view of the information provided. The Board determined to continue to review ways, and the extent to which, economies of scale might be shared between the Investment Adviser on the one hand and shareholders of the Fund on the other.

Conclusion.

Following a further discussion of the factors above, it was noted that in considering the approval of the Advisory Agreement, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all factors and considerations, including those discussed above, the Board of Trustees, including separately, the Independent Trustees, unanimously agreed that the Advisory Agreement, including the advisory fee to be paid to the Investment Adviser, is fair and reasonable to the Fund in light of the services that the Investment Adviser proposes to provide, the expenses that it incurs and the reasonably foreseeable asset levels of the Fund.

Control Persons and Principal Shareholders

As of March 31, 2021, the Trustees and officers of the Fund as a group owned less than 1% of the then outstanding shares of each class of shares of the Fund.

Control persons are presumed to control the Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of the Fund’s outstanding voting securities. Unless otherwise noted, as of March 31, 2021, the only persons known by the Fund to own of record, or beneficially 25% or more of the outstanding shares of the Fund were as follows:

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Highland Small-Cap Equity Fund – Class C
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	91,309	31.88%
Highland Small-Cap Equity Fund – Class Y
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	117,245	40.47%

A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or terms of the investment advisory agreement with the Investment Adviser.

32	Semi-Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

2515 McKinney Avenue, Suite 1100

Dallas, TX 75201

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W. 7th Street, Suite 219424

Kansas City, Missouri 64105-1407

Underwriter

NexPoint Securities, Inc.

300 Crescent Court, Suite 1100

Dallas, TX 75201

Custodian

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

Fund Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

This report has been prepared for shareholders of Highland Small-Cap Equity Fund. The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to their portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Fund’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-PORT by visiting the Fund’s website at www.highlandfunds.com.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-877-665-1287.

Semi-Annual Report	33

Highland Funds

c/o DST Asset Manager Solutions, Inc.

430 W 7th Street Suite 219424

Kansas City, MO 64105-1407

Highland Funds II	Semi-Annual Report, March 31, 2021

www.highlandfunds.com	HFII-SAR-3/21

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Semi-Annual Reports filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to Highland Funds II’s (“the Registrant”) Board of Trustees.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of such controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND FUNDS II

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Date: June 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following person(s) on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Date: June 9, 2021